As filed with the Securities and Exchange Commission on November 29, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2004

CATELLUS DEVELOPMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31908	94-2953477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Mission Street, Second Floor, San Francisco, California	94105
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (415) 974-4500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 22, 2004, Catellus Land and Development Corporation, Catellus Operating Limited Partnership, Catellus Residential Group, Inc., Catellus Finance Company, LLC, and Mission Bay S26(a), LLC, each a seller and a subsidiary of Catellus Development Corporation (“Catellus”), entered into a Purchase Agreement with FOCIL Holdings, LLC (“FOCIL”), the buyer and an affiliate of Farallon Capital Management, L.L.C. (“Farallon”), pursuant to which said Catellus subsidiaries have sold a significant portion of Catellus’ remaining urban and residential development assets (the “Assets”) to FOCIL (the “Purchase Agreement”).

In connection with the Purchase Agreement, on November 22, 2004, FOCIL and certain of its affiliated entities (collectively, the “FOCIL Entities”) entered into a Development Agreement with Catellus Urban Construction, Inc. and Catellus Commercial Development Corporation, each a subsidiary of Catellus, pursuant to which the FOCIL Entities have engaged said Catellus subsidiaries to act as Development Manager for the Assets (the “Development Agreement”).

In addition, on November 22, 2004, Catellus Finance Company, LLC, a subsidiary of Catellus, entered into a loan agreement with a certain FOCIL Entity, and CF Capital, LLC, a subsidiary of Catellus, entered into a separate loan agreement with certain other FOCIL Entities, in each case to fund a portion of the purchase price for the Assets (collectively, the “Loan Agreements”).

The Purchase Agreement, Development Agreement, and Loan Agreements are collectively referred to herein as the “Transaction Documents.” The material terms and conditions of the Transaction Documents are described in a press release issued by Catellus on November 23, 2004 (the “Press Release”). The description of such terms and conditions is incorporated herein by reference to the Press Release. A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The transactions under the Transaction Documents were completed on November 23, 2004. With respect to the other information required to be disclosed in response to this Item 2.01, see Item 1.01 above, the contents of which (including the information incorporated therein by reference) are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated November 23, 2004, announcing Catellus’ transactions with Farallon affiliates under the Transaction Documents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATELLUS DEVELOPMENT CORPORATION

Dated November 29, 2004	By:	/s/ C. William Hosler
	Name:	C. William Hosler
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Document
99.1	Press Release dated November 23, 2004, announcing Catellus’ transactions with Farallon affiliates under the Transaction Documents.